EXHIBIT 1

JOINT FILING AGREEMENT
Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned acknowledges and agrees that the foregoing statement on this Schedule 13G/A is filed on behalf of the undersigned and that all subsequent amendments to this statement on Schedule 13G/A shall be filed on behalf of the undersigned without the necessity of filing additional joint acquisition statements. Each of the undersigned acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.
Dated: February 14, 2023
OCM VALUE SPAC HOLDINGS, L.P.
	By:	Oaktree Fund GP I, L.P.
	Its:	General Partner
	By:	/s/ Henry Orren
	Name:	Henry Orren
	Title:	Authorized Signatory
OCM VALUE SPAC HOLDINGS II, L.P.
	By:	Oaktree Fund GP I, L.P.
	Its:	General Partner
	By:	/s/ Henry Orren
	Name:	Henry Orren
	Title:	Authorized Signatory
OAKTREE FUND GP, LLC
	By:	Oaktree Fund GP I, L.P.
	Its:	Managing Member
	By:	/s/ Henry Orren
	Name:	Henry Orren
	Title:	Authorized Signatory
OAKTREE FUND GP I, L.P.
	By:	/s/ Henry Orren
	Name:	Henry Orren
	Title:	Authorized Signatory
OAKTREE CAPITAL I, L.P.
	By:	/s/ Henry Orren
	Name:	Henry Orren
	Title:	Senior Vice President
OCM HOLDINGS I, LLC
	By:	/s/ Henry Orren
	Name:	Henry Orren
	Title:	Senior Vice President
OAKTREE HOLDINGS, LLC
	By:	/s/ Henry Orren
	Name:	Henry Orren
	Title:	Senior Vice President
OAKTREE CAPITAL GROUP, LLC
	By:	/s/ Henry Orren
	Name:	Henry Orren
	Title:	Senior Vice President
OAKTREE CAPITAL GROUP HOLDINGS GP, LLC
	By:	/s/ Henry Orren
	Name:	Henry Orren
	Title:	Senior Vice President

BROOKFIELD CORPORATION
By:	/s/ Swati Mandava
Name:	Swati Mandava
Title:	Senior Vice President Legal & Regulatory
BAM PARTNERS TRUST, by its trustee, BAM CLASS B PARTNERS INC.
By:	/s/ Kathy Sarpash
Name:	Kathy Sarpash
Title:	Secretary